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                                                                   EXHIBIT 99.B4




                           SPECIMEN STOCK CERTIFICATE



NUMBER                          STRONG LOGO                               SHARES

________                                                                 _______

                                                               CUSIP ___________

                            STRONG <<FUND>>, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN



This Certifies that                                              is the owner of

Shares of the Common Stock, Par Value $._____ per share, of Strong <<Fund>>, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer
Agent.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 CORPORATE SEAL

        /s/ Ann E. Oglanian                          /s/ John Dragisic

        Secretary                                    Vice Chairman


Countersigned:

Strong Capital Management, Inc.
Transfer Agent



Authorized Signature
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    The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

                                        UNIF GIFT MIN ACT _____Custodian_______
                                                         (Cust)         (Minor)
                                               Under Uniform Gift to Minors

                                        Act - _________________________________
                                               State


TEN COM -   as tenants in common
TEN ENT -   as tenants by the
            entireties                  UNIF TRANS MIN ACT ____Custodian _______
JT TEN  -   as joint tenants with                          (Cust)        (Minor)
            right of survivorship
            and not as tenants                 Under Uniform Transfers to Minors
            in common                   Act - _________________________________
                                               State

   Additional abbreviations also may be used though not in the above list.
  For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________________
Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Date ________________________________       ___________________________________
                                            Signature

                                            ___________________________________
                                            Signature

                                   NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

                                            ___________________________________
                                            Signature(s) Guarantee

Strong <<Fund>>, Inc. is authorized to issue common stock for multiple series. Upon request, a Shareholder will be given a summary of the designations, relative rights, preferences and limitations determined by the Board of Directors for each series in writing and without charge. The Board of Directors is authorized to determine variations for different series.